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                                                                    Exhibit 99.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-1




Section 7.3 Indenture                               Distribution Date: 9/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,035,300.00
             Class B Note Interest Requirement                        99,166.67
             Class C Note Interest Requirement                       156,187.50
                       Total                                       1,290,654.17

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.45000
             Class B Note Interest Requirement                          1.66667
             Class C Note Interest Requirement                          2.04167

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         714,000,000
             Class B Note Principal Balance                          59,500,000
             Class C Note Principal Balance                          76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,500,000.00

(v)     Required Owner Trust Spread Account Amount                 8,500,000.00



                                               By:
                                                      ---------------------
                                               Name:  Patricia M. Garvey
                                               Title: Vice President